[GRAPHIC]

                                                 Semiannual Report June 30, 2001


Government Securities Portfolio

A Series of Panorama Series Fund, Inc.


                                               [LOGO]    Oppenheimer Funds(R)
                                                         The Right Way to Invest

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Panorama Series Fund, Inc.--Government Securities Portfolio
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Objective

Panorama Series Fund, Inc.--Government Securities Portfolio seeks a high level of current income with a high degree of safety of principal by investing primarily in U.S. Government securities and U.S. Government-related securities.

================================================================================
Narrative by David Negri and John Kowalik, Portfolio Managers

For the six-month period ended June 30, 2001, we are pleased with the 2.4%(1) cumulative total return provided by the Portfolio in a strong environment for most U.S. Government securities. We are particularly gratified that we were able to generate attractive, consistent returns during a period in which other types of financial assets, including stocks and high yield corporate bonds, suffered significant volatility.

     The once resilient U.S. economy finally began to reveal cracks in its armor during the six-month reporting period. Before the period began, the Federal Reserve Board ("the Fed") had raised short-term interest rates six times in late 1999 and early 2000 to avert inflation by slowing economic growth. While inflation remained contained at the beginning of the period, it soon became apparent that the higher interest rates were slowing the economy more than was desired. Businesses and consumers began spending less freely, and declining corporate earnings led to dramatic across-the-board drops in stock prices. In response, the Fed changed course and in the first six months of 2001 launched an aggressive series of rate cuts to attempt to revive the slumping economy.

     In this environment, U.S. Treasury securities ranked among the top-performing asset classes during the period. High quality fixed income securities often gain value during economic slowdowns. This is because inflationary pressures tend to abate, and interest rates typically decline, during such times. With little threat of rising inflation, investors become more confident in the future value of their bonds' income and principal payments. At the same time, declining interest rates make yields on existing bonds more valuable, which is reflected in higher bond prices.

     U.S. Government agency mortgage-backed securities, in turn, began the period with lackluster performance because of an increase in prepayments of their underlying mortgages. When interest rates decline, more homeowners refinance their mortgages, adversely affecting most mortgage-backed securities. However, as refinancing activity slowed toward the end of the period, this asset class began to provide better performance.

     At the start of the reporting period, we were aware that more homeowners might refinance their mortgages if lower mortgage rates became available. Because such a development could put pressure on the prices of mortgage-backed bonds, we began the year with about 24% of the Portfolio in agencies, and about 44% in U.S. Treasury securities.(2) This allocation put us in a good position to capture price gains from Treasuries when the Fed began reducing interest rates. As the risk of refinancing lessened, we selectively added more mortgages to the portfolio.

     For much of the period, the yield curve--a graphical depiction of bond yields--was inverted, meaning that securities with shorter maturities offered higher yields than bonds with longer maturities. This unusual situation occurs when interest rates are generally expected to fall further. We took advantage of this situation by investing in more intermediate-term securities, to capture additional yield for the Portfolio.

     At present, we believe that the Fed may continue to reduce short-term interest rates in an effort to prevent the U.S. economy from falling into a recession. While the bond market appears to have already priced in some further rate cuts, we believe that the market should continue to respond positively.


In reviewing performance, please remember that past performance cannot guarantee future results. Because of ongoing market volatility, the Portfolio's performance may be subject to fluctuations, and current performance may be less than the results shown.

(1) Includes changes in net asset value per share and reinvestment of dividends and capital gains distributions and does not include the charges associated with the separate account products which offer this Portfolio. Such performance is not annualized and would have been lower if such charges were taken into account.

(2) The Portfolio's holdings are subject to change. The Portfolio's investment strategy and focus can change over time. The mention of specific portfolio holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


2                        Government Securities Portfolio

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Panorama Series Fund, Inc.--Government Securities Portfolio
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Over the longer term, however, we expect an economic recovery to occur, which could lead to potentially higher interest rates. If and when signs of greater economic strength begin to emerge, we expect to return to an emphasis on mortgage-backed securities over Treasuries. Of course, the Portfolio is subject to change at any time as economic and market conditions evolve.

     Regardless of which way the economy turns, however, we intend to maintain our focus on producing competitive levels of income from a portfolio of high quality bonds. Continued pursuit of investment excellence is an important part of what makes Panorama Government Securities Portfolio The Right Way to Invest.


                        Government Securities Portfolio                        3

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Statement of Investments June 30, 2001 (Unaudited)
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
                                                                                   Principal    Market Value
                                                                                   Amount       See Note 1
============================================================================================================
Mortgage-Backed Obligations--22.8%
------------------------------------------------------------------------------------------------------------
Government Agency--22.8%
------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--14.4%
Federal Home Loan Mortgage Corp.,
Gtd. Multiclass Mtg. Participation Certificates:
6.50%, 12/1/28                                                                     $1,009,640    $   996,919
10.50%, 10/1/20                                                                        50,921         56,825
------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 2/1/09-8/1/28                                                                1,513,260      1,497,356
7.50%, 9/1/22                                                                          67,261         69,041
                                                                                                ------------
                                                                                                   2,620,141
------------------------------------------------------------------------------------------------------------
GNMA/Guaranteed--8.4%
Government National Mortgage Assn., 7%, 10/15/23-3/15/26                            1,509,866      1,533,185
                                                                                                ------------
Total Mortgage-Backed Obligations (Cost $4,095,975)                                                4,153,326
============================================================================================================
U.S. Government Obligations--44.6%
------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
7.50%, 11/15/16(2)                                                                  2,175,000      2,533,061
8.125%, 8/15/19                                                                       500,000        622,581
9.25%, 2/15/16                                                                      1,200,000      1,602,130
------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.75%, 8/15/03                                                                        500,000        514,116
7.50%, 11/15/01                                                                       405,000        410,764
7.875%, 11/15/04                                                                    2,255,000      2,470,102
                                                                                                ------------
Total U.S. Government Obligations (Cost $7,392,810)                                                8,152,754
============================================================================================================
U.S. Government Agencies--27.7%
------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank Unsec. Nts., Series 110, 4.87%, 1/22/02                      1,500,000      1,508,769
------------------------------------------------------------------------------------------------------------
Financing Corp. Debs., FICO Strips, Series 13, Zero Coupon:
6.71%, 12/27/02(1)                                                                  1,200,000      1,124,196
6.77%, 12/27/06(1)                                                                  1,000,000        732,080
------------------------------------------------------------------------------------------------------------
Resolution Funding Corp., Zero Coupon Strip Bonds:
6.18%, 7/15/04(1)                                                                   1,500,000      1,299,084
6.23%, 7/15/05(1)                                                                     489,000        398,589
                                                                                                ------------
Total U.S. Government Agencies (Cost $4,894,937)                                                   5,062,718
============================================================================================================
Repurchase Agreements--4.1%
------------------------------------------------------------------------------------------------------------
Repurchase agreement with Zion First National Bank, 3.95%, dated 6/29/01, to be repurchased at $745,245 on 7/2/01, collateralized by U.S. Treasury Bonds,
8.125%-8.875%, 2/15/19-8/15/19, with a value of $760,860 (Cost $745,000)              745,000        745,000
------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $17,128,722)                                           99.2%    18,113,798
------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                           0.8        151,953
                                                                                   ----------   ------------
Net Assets                                                                              100.0%   $18,265,751
                                                                                   ==========   ============


(1) Zero-coupon bond reflects the effective yield on the date of purchase.

(2) Securities with an aggregate market value of $46,585 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.


4                        Government Securities Portfolio

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-------------------------------------------------------------------------------
Statement of Assets and Liabilities  June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------

===============================================================================
Assets
Investments, at value (cost $17,128,722)--see accompanying
statement                                                           $18,113,798
-------------------------------------------------------------------------------
Cash                                                                        524
-------------------------------------------------------------------------------
Receivables and other assets:
Interest and principal paydowns                                         172,582
Other                                                                     1,381
                                                                    -----------
Total assets                                                         18,288,285
===============================================================================
Liabilities
Payables and other liabilities:
Daily variation on futures contracts                                     10,125
Shareholder reports                                                       5,348
Legal, auditing and other professional fees                               5,086
Shares of capital stock redeemed                                          1,819
Directors' compensation                                                       3
Other                                                                       153
                                                                    -----------
Total liabilities                                                        22,534
===============================================================================
Net Assets                                                          $18,265,751
                                                                    ===========
===============================================================================
Composition of Net Assets
Par value of shares of capital stock                                $    17,228
-------------------------------------------------------------------------------
Additional paid-in capital                                           17,944,277
-------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                   195,699
-------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investment transactions        (895,373)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments             1,003,920
                                                                    -----------
Net assets--applicable to 17,228,113 shares of capital stock
outstanding                                                         $18,265,751
                                                                    ===========
===============================================================================
Net Asset Value, Redemption Price Per Share and Offering
Price Per Share                                                     $      1.06

See accompanying Notes to Financial Statements.


                        Government Securities Portfolio                        5

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-------------------------------------------------------------------------------
Statement of Operations  For the Six Months Ended June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------


===============================================================================
Investment Income
Interest                                                             $  275,875
===============================================================================
Expenses
Management fees                                                          48,510
-------------------------------------------------------------------------------
Accounting service fees                                                   7,500
-------------------------------------------------------------------------------
Legal, auditing and other professional fees                               6,467
-------------------------------------------------------------------------------
Shareholder reports                                                       5,365
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                             2,347
-------------------------------------------------------------------------------
Directors' compensation                                                   1,429
-------------------------------------------------------------------------------
Other                                                                       356
                                                                    -----------
Total expenses                                                           71,974
===============================================================================
Net Investment Income                                                   203,901
===============================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                               6,834
Closing of futures contracts                                            (22,646)
                                                                    -----------
Net realized gain (loss)                                                (15,812)
-------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on
  investments                                                           187,925
                                                                    -----------
Net realized and unrealized gain (loss)                                 172,113
===============================================================================
Net Increase in Net Assets Resulting from Operations                 $  376,014
                                                                    ===========


See accompanying Notes to Financial Statements.


6                        Government Securities Portfolio

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Statements of Changes in Net Assets
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
                                                                                 Six Months Ended    Year Ended
                                                                                 June 30, 2001       December 31,
                                                                                 (Unaudited)         2000
=================================================================================================================
Operations
Net investment income (loss)                                                       $   203,901       $  1,134,707
-----------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                               (15,812)            40,667
-----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                   187,925          1,140,510
                                                                                   -----------       ------------
Net increase (decrease) in net assets resulting from operations                        376,014          2,315,884
=================================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income                                                (1,112,769)        (1,331,594)
=================================================================================================================
Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions         98,568         (2,230,791)
=================================================================================================================
Net Assets
Total decrease                                                                       (638,187)         (1,246,501)
-----------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 18,903,938         20,150,439
                                                                                   -----------       ------------
End of period [including undistributed (overdistributed) net investment
income of $195,699 and $1,104,567, respectively]                                   $18,265,751       $ 18,903,938
                                                                                   ===========       ============

See accompanying Notes to Financial Statements.


                        Government Securities Portfolio                        7

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Financial Highlights
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
                                                  Six Months Ended
                                                  June 30, 2001     Year Ended December 31,
                                                  (Unaudited)       2000         1999          1998          1997        1996(1)
=================================================================================================================================
Per Share Operating Data
Net asset value, beginning of period              $  1.10           $  1.05      $  1.13       $  1.11       $  1.09     $  1.07
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .02               .07          .07           .06           .07         .07
Net realized and unrealized gain (loss)               .01               .05         (.09)          .03           .02        (.05)
---------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations        .03               .12         (.02)          .09           .09         .02
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                 (.07)             (.07)        (.06)         (.07)         (.07)         --(2)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  1.06           $  1.10      $  1.05       $  1.13       $  1.11     $  1.09
                                                  =======           =======      =======       =======       =======     ========
=================================================================================================================================
Total Return, at Net Asset Value(3)                  2.40%            12.36%       (1.73)%        8.14%         8.82%       1.93%
=================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)          $18,266           $18,904      $20,150       $24,923       $23,719     $23,236
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $18,630           $18,702      $22,683       $24,044       $23,034     $23,880
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                2.21%             6.07%        5.80%         5.64%         5.96%       6.11%
Expenses                                             0.78%             0.74%        0.70%         0.68%(5)      0.67%(5)    0.62%(5)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 1%               31%          14%           43%            0%          6%


(1) On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Portfolio.

(2) Less than $0.005 per share.

(3) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce figures for all periods shown.

(4) Annualized for periods of less than one full year.

(5) Expense ratio reflects the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


8                        Government Securities Portfolio

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Notes to Financial Statements  (Unaudited)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies

Government Securities Portfolio (the Portfolio) is a series of Panorama
Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek a high level of current income with a high degree of safety of principal, by investing primarily (at least 65% of its total assets under normal market conditions) in U.S. Government securities and U.S. Government-related securities. The Portfolio's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Portfolio are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Portfolio.

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Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities
(including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
Repurchase Agreements. The Portfolio requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Portfolio may be delayed or limited.

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Federal Taxes. The Portfolio intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.

     As of June 30, 2001, the Portfolio had available for federal income tax purposes an estimated unused capital loss carryover of $842,177. This estimated capital loss carryover represents carryover as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.

As of December 31, 2000, the Portfolio had available for federal income tax purposes an unused capital loss carryover as follows:

                     Expiring
                     ------------------------------------
                         2002                   $203,824
                         2003                    120,749
                         2005                    103,711
                         2006                     62,129
                         2007                    335,952
                                               ---------
                        Total                   $826,365
                                               =========

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Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


                        Government Securities Portfolio                        9

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Notes to Financial Statements (Unaudited) (Continued)
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================================================================================
1. Significant Accounting Policies (continued)

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

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Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
Other. The Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Portfolio began amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Portfolio did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Portfolio, but resulted in a $284,688 decrease to cost of securities and a corresponding $284,688 increase in net unrealized appreciation, based on securities held as of December 31, 2000.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Capital Stock

The Portfolio has authorized 160 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                 Six Months Ended June 30, 2001        Year Ended December 31, 2000
                                                 --------------------------------      --------------------------------
                                                 Shares               Amount           Shares             Amount
-----------------------------------------------------------------------------------------------------------------------
Sold                                               1,575,359          $ 1,731,694       2,061,609         $ 2,162,940
Dividends and/or distributions reinvested          1,039,970            1,112,768       1,331,594           1,331,594
Redeemed                                          (2,510,413)          (2,745,894)     (5,547,687)         (5,725,325)
                                                 -----------          -----------      ----------         -----------
Net increase (decrease)                              104,916          $    98,568      (2,154,484)        $(2,230,791)
                                                 ===========          ===========      ==========         ===========

================================================================================
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended June 30, 2001, were $131,664 and $132,709, respectively.


10                       Government Securities Portfolio

--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited) (Continued)
--------------------------------------------------------------------------------


================================================================================
4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Portfolio. The annual fees are 0.525% of the first $300 million of average daily net assets of the Portfolio, 0.50% of the next $100 million and 0.45% of average daily net assets over $400 million. The Portfolio's management fee for the six months ended June 30, 2001, was an annualized rate of 0.525%.

--------------------------------------------------------------------------------
Accounting Fees. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
Manager, acts as the transfer and shareholder servicing agent for the Portfolio. The Portfolio pays OFS an agreed-upon per account fee.

================================================================================
5. Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Portfolio may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Portfolio may also buy or write put or call options on these futures contracts.

     The Portfolio generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Portfolio may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.

     Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of June 30, 2001, the Portfolio had outstanding futures contracts as follows:

                                                                   Unrealized
Contract Description    Expiration   Number of   Valuation as of   Appreciation
                        Date         Contracts   June 30, 2001     Depreciation)
--------------------------------------------------------------------------------
Contracts to Purchase
---------------------
U.S. Long Bond          9/19/01      12          $1,203,750        $18,844
                                                                   =======



                        Government Securities Portfolio                       11

--------------------------------------------------------------------------------
Government Securities Portfolio
--------------------------------------------------------------------------------

A Series of Panorama Series Fund, Inc.

================================================================================

Officers and Directors   James C. Swain, Director, CEO and Chairman of the Board
                         Bridget A. Macaskill, President
                         William L. Armstrong, Director
                         Robert G. Avis, Director
                         Jon S. Fossel, Director
                         Sam Freedman, Director
                         C. Howard Kast, Director
                         Robert M. Kirchner, Director
                         John S. Kowalik, Vice President
                         David P. Negri, Vice President
                         Andrew J. Donohue, Vice President and Secretary
                         Brian W. Wixted, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary

================================================================================

Investment Advisor       OppenheimerFunds, Inc.

================================================================================

Transfer Agent           OppenheimerFunds Services

================================================================================

Custodian of
Portfolio Securities     The Bank of New York

================================================================================

Independent Auditors     Deloitte & Touche LLP

================================================================================

Legal Counsel            Myer, Swanson, Adams & Wolf, P.C.

                         The financial statements included herein have been taken from the records of the Portfolio without examination of those records by the independent auditors.

                         For more complete information about Government Securities Portfolio, please refer to the Prospectus. To obtain a copy, call your financial advisor or call OppenheimerFunds, Inc. at 1.800.981.2871.



12                       Government Securities Portfolio